UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2010

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

On March 3, 2010 immediately following the Annual Meeting, Mr. Robert S. Cline retired from the Board of Directors pursuant to the Corporate Governance Guidelines of Esterline Technologies Corporation (the “Company”), which require directors to tender their resignation prior to the annual shareholders meeting following their 72nd birthday. The retirement of Mr. Cline was previously announced in the Company’s proxy statement in connection with the Annual Meeting.

As a result of the retirement, the Board of Directors reduced the size of the Board of Directors from eleven to ten members.

Committee Appointments

On September 14, 2009 and December 16, 2009, the Company filed Forms 8-K disclosing, among other things, that Mr. R. Bradley Lawrence and Gary E. Pruitt, respectively, were elected to the Board of Directors. At the time of those filings, the committees of the Board on which Mr. Lawrence and Mr. Pruitt would serve had not yet been determined.

On March 3, 2010, Mr. Lawrence was appointed as Chairman of the Executive Committee and Mr. Pruitt was appointed to the Audit Committee and the Compensation Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders was held on March 3, 2010, at which the shareholders acted on the following proposals:

(a) The election of the following directors for three-year terms expiring at the 2013 annual meeting:

	Votes Cast
Name	For	Withheld
Paul V. Haack	24,878,948	667,374
R. Bradley Lawrence	25,031,921	514,401
LeRoy D. Nosbaum	25,336,606	209,716

The election of the following director for a two-year term expiring at the 2012 annual meeting:

	Votes Cast
Name	For	Withheld
Gary E. Pruitt	24,874,898	671,424

The election of the following director for a one-year term expiring at the 2011 annual meeting:

	Votes Cast
Name	For	Withheld
John F. Clearman	23,990,533	1,555,789

(b) The approval of the Company’s Amended and Restated 2004 Equity Incentive Plan:

Votes Cast
For	Against	Abstain
21,357,507	4,166,851	21,964

There were 1,911,365 broker non-votes on the above proposal.

(c) The approval of the Company’s Amended and Restated 2002 Employee Stock Purchase Plan:

For	Against	Abstain
25,292,472	240,286	13,564

There were 1,911,365 broker non-votes on the above proposal.

(d) The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2010:

For	Against	Abstain
26,279,432	1,173,420	4,835

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: March 8, 2010	By:	/s/ ROBERT D. GEORGE
	Name:	Robert D. George
	Title:	Vice President, Chief Financial Officer,
Secretary and Treasurer